UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of October 1, 2007, providing for the issuance of
Citigroup Mortgage Loan Trust Inc., Series 2007-10
Mortgage Pass-Through Certificates)

Citigroup Mortgage Loan Trust 2007-10

(as issuing entity)

Citigroup Mortgage Loan Trust Inc.

(as registrant)

Citigroup Global Markets Realty Corp.

(as sponsor)

Delaware	333-138237-21	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8- Other Events

Item 8.01                 Other Events

Amendment No. 1 to the Pooling and Servicing Agreement, dated as of December 7, 2007 and effective as of November 1, 2007, by and among the Depositor, CitiMortgage, Citibank and the Trustee, relating to the Series 2007-10 Certificates.

Section 9- Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)	Exhibits

Exhibit No.	Description
4.01
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of December 7, 2007 and effective as of November 1, 2007, by and among the Depositor, CitiMortgage, Citibank and the Trustee, relating to the Series 2007-10 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:                      December 7, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Matthew Bollo
Name:	Matthew Bollo
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
4.01
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of December 7, 2007 and effective as of November 1, 2007, by and among the Depositor, CitiMortgage, Citibank and the Trustee, relating to the Series 2007-10 Certificates.